Ultratrace® Iobenguane I-131 (AZEDRA™) in Patients with Malignant or Recurrent Pheochromocytoma / Paraganglioma

Camilo Jimenez, MD
Associate Professor
Department of Endocrine Neoplasia and Hormonal Disorders
The University of Texas MD Anderson Cancer Center

Outline

- Anatomical definitions
- Clinical manifestations
- Therapeutics:

  - Malignant pheochromocytomas/paragangliomas
  - Therapeutic Challenges
  - Phase 2b Clinical Trial with Azedra for Patients with Recurrent or Malignant Pheochromocytoma/Paraganglioma

Anatomical definitions

Paraganglia

- Group of neuro-endocrine cells that migrate during embryonic development with components of the parasympathetic and sympathetic ganglia.



Eye
Lacrimal Gland
Mucous Membrane of Nose and Palate
Submaxillary Gland
Sublingual Gland
Mucous Membrane of Mouth
Parotid Gland
Aorta
Superior Vena Cava
Pulmonary Artery
Heart
Inferior Vena Cava
Larynx
Trachea
Bronchi
Lungs
Esophagus
Stomach
Blood Vessels of Abdomen
Liver & Ducts
Gall Bladder
Pancreas
Adrenal Gland
Small Intestine
Large Intestine
Rectum
Kidney
Bladder
External Genitalia
Sexual Organs
Cranial Vault
Brain
Corpus Callosum
Cerebral Peduncle
Pons
Cerebellum
Medulla Oblongata
Atlas (1st Cervical)
Axis (2nd Cervical)
3rd Cervical
4th Cervical
5th Cervical
6th Cervical
7th Cervical
1st Thoracic
2nd Thoracic
3rd Thoracic
4th Thoracic
5th Thoracic
6th Thoracic
7th Thoracic
8th Thoracic
9th Thoracic
10th Thoracic
11th Thoracic
12th Thoracic
1st Lumbar
2nd Lumbar
3rd Lumbar
4th Lumbar
5th Lumbar
Sacrum
Coccyx

Pheochromocytomas

- Chromaffin (+) tumors originated in the adrenal medulla. They may produce catecholamines such as epinephrine and/or norepinephrine predisposing to cardiovascular disease and other complications.

WHO 2004



Paragangliomas

- Paragangliomas are tumors that arise from extra-adrenal chromaffin cells and can originate either in the parasympathetic or sympathetic ganglia.
  - Parasympathetic: chemodectomas, carotid body tumors, glomus jugular tumors, etc.
  - Sympathetic: thoracic, abdominal, and pelvic tumors. They may produce norepinephrine and/or dopamine predisposing to cardiovascular disease and other endocrine complications

WHO 2004



Clinical Manifestations

- More than 100 symptoms and signs have been described in association with these tumors. Hypertension, headaches, palpitations, and diaphoresis are the most common ones.

Clinical manifestations

Symptom	Frequency %
Headaches	60-90
Palpitations	50-70
Diaphoresis	55-75
Pallor	40-45
Nausea	20-40
Weight loss	10-20
Flushing	20-40
Fatigue	20-40
Anxiety – Panic attacks	25-40
Sustained hypertension	50-60
Paroxysmal hypertension	30
Orthostatic hypotension	10-50

Lenders, Lancet 2005

Gastrointestinal disease

Case presentation

- 46 year-old man with history of malignant paraganglioma presents with hypertension, palpitations, headaches, sweats, and constipation for longer than 1 year (last bowel movement was hard and happened 8 days ago). The patient noticed fever, nausea, and lack of appetite. On physical examination bowel sounds are decreased.
- Creatinine and WBC are elevated
- Plasma normetanephrines 49.5 nmol/L (<0.90)

Case presentation


A
R

Constipation

- It happens in 6% of patients
- It is usually mild but occasional cases are severe
- It may predispose to hemorrhoids, stercoral ulcers, toxic megacolon, bleeding, perforation, and obstruction.
- Alpha- and beta-blockers do not treat constipation. Laxatives are required and their chose depends on the severity.
- It is preventable with diet rich in fiber and liquids

Thosani, EJE, 2015

Clinical manifestations

- The clinical presentation of these tumors is highly variable and can overlap with the signs and symptoms associated with numerous other non-related clinical conditions.
- The critical first step in making the diagnosis is to suspect the presence of a tumor.

Genetics

Strong hereditary background



50
45
40
35
30
25
20
15
10
5
0
1990
2005
2020
% hereditary cases

MEN2, VHL, NF1, SDHx, TMEM127, MAX, FH EPAS-1

Neumann, NEJM, 2001; Amar L. JCO, 2005; Jimenez, JCEM, 2006; Dahia, 2011

Malignant Pheochromocytoma and Paraganglioma

Malignant PH or SGP

- No molecular or histologic markers exist for determining whether a PH or SPG is malignant
- Malignancy is defined only by the presence of metastases
  - The most common locations of metastatic spread are the lymph ganglia, bones, liver, and lungs
  - Liver, pancreas, and kidneys may be infiltrated because of tumor vicinity

Malignant pheochromocytoma


S 14
R
5
2
2
L
5
1
9
No VOI
Weighted Factor Low
3.3mm /3.3var.sp
04:30:27 PM
m=0.0 M=1.2 g/ml
I 1027
V=1.10

Road to Diagnosis

- Signs/symptoms may be present but the association with a pheochromocytoma/paraganglioma is not made
- Patients may present with big tumors and/or distant spread

Treatment Challenges for Malignant Pheo/Para Patients

- High morbidity and mortality rates from:
  - Excessive catecholamine secretion
  - Hypertension
  - Cardiovascular complications
  - Gastrointestinal disease
  - Bulky disease for which no curative treatment is available

- Low overall survival (OS) rates; only 60% will be alive 5 years after initial diagnosis

Current Management of Malignant Pheo/Para

- No approved treatments
- Most patients treated with chemotherapy or MIBG therapy
  - Responses limited
  - Duration of response limited

Current Treatment	Limitation
Surgery	Many tumors unresectable
Localized radiotherapy	Disease is frequently extensive
Chemotherapy	Toxicity; limited efficacy
MIBG	Toxicity limits dose and duration of treatment

Goal of new treatment options: reduce tumor burden and facilitate control of hypertension

Overall survival comparing surgical resection of the primary tumor versus no surgery


Surgical resection of the primary tumor
No surgery
Surgery
Survival
1.0
0.8
0.6
0.4
0.2
0.0
Log rank test p<0.001
0
100
200
300
400
500
600
Months


Surgical resection of the primary tumor in synchronous metastatic PH/PGL
No surgery
Surgery
HR 0.27 95% CI 0.12-0.60
Log rank test p<0.001
Survival
1.0
0.8
0.6
0.4
0.2
0.0
0
50
100
150
200
250
300
Months

Alejandro Roman, Annals of Surgery, 2017

Malignant pheochromocytoma


S 14
R
5
2
2
L
5
1
9
No VOI
Weighted Factor Low
3.3mm /3.3var.sp
04:30:27 PM
m=0.0 M=1.2 g/ml
I 1027
V=1.10

Meta-Iodobenzylguanidine (MIBG)

- Described by Wieland et al in 1979 at the University of Michigan
- Iodination in the meta position
  - Stable and highly resistant to *in vivo* metabolism
    - ~90% excreted intact in the urine
      - 40-50% within 24 hours
- MIBG is not a norepinephrine analog
  - Substrate for norepinephrine transporter (NET)



H
N
NH
NH2
I

Norepinephrine Transporter



Sympathetic nerve terminal
MAO
DA
AAAD
DOPA
TH
Tyrosine
DβH
DA
VMAT
NE
VMAT
NE
NE
Vesicle
Uptake-1
(NET)
NE
α2
NE
NE
Ca2+
Uptake-2
βAR
PKA
NE
GP
AC
cAMP
COMT
Cardiomyocyte
ATP
PDE-4

Rationale for the use of MIBG in patients with pheo/para

- NET is highly expressed in tumors of neural crest origin such as pheo/para and neuroblastoma
- Radio iodinated MIBG has been used for both diagnostic and therapeutic applications for neuroendocrine tumors
- Conventional (carrier added) I-131 and I-123 MIBG preparations have been used since late 1970's
  - Approved in Europe for the treatment of neuroendocrine tumors
  - Used off label or on compassionate basis in the US

Ultratrace® vs. Conventional I-131 MIBG

Similarity:

- Both MIBG labeled at the meta position with I-131

Differences:

	Ultratrace I-131 MIBG	Conventional I-131 MIBG
Manufacturing process	From solid phase precursor (resin)	By simple isotope exchange
Specific activity of drug product	High	Low
Unlabeled MIBG in each dose	None	Large amount
Safety	No cold MIBG, low CV risks	Excess MIBG, high CV risks
Efficacy	High levels of radioactivity delivered to tumor per dose	Low levels of radioactivity delivered to tumor per dose

Only 3 in 1,000 molecules of MIBG contains [^{131}I]



Every Azedra molecule contains [^{131}I]



Phase 2b trial of Azedra in Malignant or Recurrent Pheochromocytoma and Paraganglioma

Phase 2b Trial: Key eligibility and study endpoints

- Primary Endpoints:
  - Reduction of antihypertensive medications by ≥ 50% for at least 6 months
- Secondary Endpoints:
  - Safety
  - Tumor Response by RECIST and tumor markers
  - Overall Survival

- Key Eligibility:
  - Documented pheo/para
  - Ineligible for curative surgery
  - Failed or not a candidate for chemotherapy
  - On stable anti-hypertensive regimen
  - ≥ 1 tumor site by CT, MRI, or iobenguane I-131 scan
  - Definitive MIBG avidity
  - ≥ 6 months life expectancy
  - Not received WBRT or external beam RT to ≥ 25% of bone marrow
  - Adequate organ function

Trial Design

- Multi-center, open label
- Patients receive dosimetry dose to determine tumor avidity to Azedra
- Patients receive 2 therapy doses, 3 months apart
- Enrolled 68 patients

Trial achieved primary endpoint

- Met the primary endpoint evaluating the proportion of patients who achieved a ≥50% reduction of all antihypertensive medication for at least six months.
- Under the study protocol, the primary endpoint is achieved if the lower limit of the two-sided 95% confidence interval is >10%
  - 12 patients required to achieve endpoint

	Responders (%)	Lower bound of Confidence Interval	Upper bound of Confidence Interval
Overall (n=68)	17 (25.00%)	16.15%	36.52%
By Number of Doses:			
Two Doses (n=50)	16 (32.00%)	20.70%	45.87%
One Dose (n=18)	1 (5.56%)	0.0%	27.65%

Favorable Tumor Responses

- Key secondary endpoint: the proportion of patients with overall tumor response as measured by RECIST
- 92.2% of evaluable patients (59/64) who received at least one AZEDRA therapeutic dose achieved partial response or stable disease

Overall Tumor Response Assessment per RECIST Criteria

Best confirmed response after first therapeutic dose (target and non-target lesions)

	Complete Response	Partial Response	Stable Disease	Progressive Disease	Unable to Evaluate
Overall (n=64*)	0%	23.4%	68.8%	4.7%	3.1%
2 doses (n=50)	0%	30.0%	68.0%	2.0%	0%
1 dose (n=14)	0%	0%	71.4%	14.3%	14.3%

Safety Overview

- Generally well tolerated
- Most common TEAEs were consistent with prior studies:
  - Nausea
  - Thrombocytopenia
  - Anemia
  - Fatigue
  - Leukopenia
  - Neutropenia, consistent with prior studies

Conclusions

- The trial met the primary endpoint evaluating the proportion of patients who achieved a ≥50% reduction of all antihypertensive medication for at least six months
- 92.2% of evaluable patients (59/64) who received at least one AZEDRA therapeutic dose achieved partial response or stable disease
  - 98% disease control rate among patients who received 2 doses

Conclusions

- Azedra was generally well tolerated
    - AEs consistent with prior studies
- Azedra may be a useful treatment for patients with iobenguane-avid metastatic and/or recurrent pheochromocytoma/paraganglioma, an orphan disease with no FDA approved therapies


MD Anderson Cancer Center

cjimenez@mdanderson.org